                                 SCHEDULE 14A

                                (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                          SCHEDULE 14(A) INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934


Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement         [ ] Confidential, for Use of the
                                             Commission Only
[X]  Definitive Proxy Statement              (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                         Enviro-Clean of America, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement
                         if other than the Registrant)

Payment of Filing Fee (check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     (1)  Title of each class of securities to which transaction applies:


--------------------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
     (5)  Total fee paid:


--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

--------------------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:


--------------------------------------------------------------------------------
     (3)  Filing party:


--------------------------------------------------------------------------------
     (4)  Date filed:

                         Enviro-Clean of America, Inc.

                              1023 Morales Street
                           San Antonio , Texas 78207



                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           To Be Held June 13, 2001


                                                                  April 27, 2001

To Our Stockholders:

     You are cordially invited to attend the Annual Meeting of Stockholders of Enviro-Clean of America, Inc. The meeting will be held on Wednesday, June 13, 2001, at 10:30 a.m. at 300 Convent, 15th Floor, San Antonio, Texas 78205. Only shareholders of record at the close of business on April 30, 2001 are entitled to notice of and to vote at the meeting.

     At the meeting, stockholders are being asked:

     .    To elect five directors to serve for the coming year.

     . To ratify the selection of Goldstein, Golub, & Kessler L.L.P. as independent auditors for the year ending December 31, 2001.

     . To transact any other business which may properly come before the meeting or any adjournment thereof.

     It is very important that your shares are represented and voted at the meeting. Accordingly, please sign, date and return the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card. We would appreciate your informing us on the proxy card if you expect to attend the meeting so that we can provide adequate seating.

     The continuing interest of our stockholders in the business of Enviro-Clean of America, Inc. is appreciated and we hope that many of you will be able to attend the Annual Meeting.

     By order of the Board of Directors

       /s/Richard Kandel
     --------------------------------------
     Richard Kandel
     Chief Executive Officer

                      2001 ANNUAL MEETING OF SHAREHOLDERS

                 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

                               TABLE OF CONTENTS


QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING...........    1
 Why Am I Receiving These Materials?.............................................    1
 What Information Is Contained In These Materials?...............................    1
 What Proposals Will Be Voted On At The Annual Meeting?..........................    1
 Which Shares That I Own Can Be Voted At The Annual Meeting?.....................    1
 What Is The Difference Between Holding Shares As A Shareholder Of Record
 And As A Beneficial Owner?......................................................    1
 If My Shares Are Held In "Street Name" By My Broker, Will My Broker Vote
 My Shares For Me?...............................................................    2
 How Can I Vote My Shares In Person At The Annual Meeting?.......................    2
 How Can I Vote My Shares Without Attending The Annual Meeting?..................    2
 Can I Revoke My Proxy?..........................................................    2
 What If I Return My Proxy Card Without Specifying My Voting Choices?............    2
 What Does It Mean If I Receive More Than One Proxy Or Voting Instruction Card?..    2
 What Constitutes A Quorum?......................................................    3
 What Are Enviro-Clean's Voting Recommendations?.................................    3
 Where Can I Find The Voting Results Of The Annual Meeting.......................    3
GENERAL INFORMATION..............................................................    4
THE BOARD OF DIRECTORS...........................................................    4
 Compensation of Directors.......................................................    5
 Board Meetings..................................................................    5
 Committees of the Board.........................................................    5
PROPOSAL 1: ELECTION OF DIRECTORS................................................    6
 Nominees for Director...........................................................    6
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT...................    8
EXECUTIVE COMPENSATION...........................................................    9
 Employment Agreements...........................................................    9
 Summary Compensation Table......................................................   11
 Stock Option Grant Table........................................................   12
 Stock Option Exercises..........................................................   12
AUDIT COMMITTEE REPORT...........................................................   12
COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT................................   14
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS...................................   14
PROPOSAL 2: SELECTION OF INDEPENDENT AUDITORS....................................   18
SHAREHOLDER PROPOSALS............................................................   19
GENERAL..........................................................................   19
APPENDIX A.......................................................................  A-1

                QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS
                             AND THE ANNUAL MEETING


Q:   WHY AM I RECEIVING THESE MATERIALS?

A: Enviro-Clean's Board of Directors (the "Board") is providing these proxy materials for you in connection with Enviro-Clean's Annual Meeting of shareholders, which will take place on June 13, 2001. The Board is soliciting proxies to be used at the meeting. You are also invited to attend the Annual Meeting and are requested to vote on the proposals described in this proxy statement.

Q:   WHAT INFORMATION IS CONTAINED IN THESE MATERIALS?

A: The information included in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of directors and our most highly paid officers, and certain other required information. Enviro-Clean's 2000 Annual Report on Form 10-KSB, Proxy Card and return envelope are also enclosed.

Q:   WHAT PROPOSALS WILL BE VOTED ON AT THE ANNUAL MEETING?

A: There are two proposals scheduled to be voted on at the Annual Meeting: the election of directors and the ratification of Goldstein, Golub and Kessler, L.L.C. as Enviro-Clean's independent accountants for the year ending December 31, 2001.

Q:   WHICH SHARES THAT I OWN CAN BE VOTED AT THE ANNUAL MEETING?

A: All shares owned by you as of the close of business on April 30, 2001 (the "Record Date") may be voted by you. These shares include shares that are:
     (1) held directly in your name as the shareholder of record, and (2) held for you as the beneficial owner through a stockbroker, bank or other nominee. Each of your shares is entitled to one vote at the Annual Meeting.

Q: WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A SHAREHOLDER OF RECORD AND AS A BENEFICIAL OWNER?

A: Some shareholders of Enviro-Clean hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

     SHAREHOLDER OF RECORD: If your shares are registered directly in your name with Enviro-Clean's transfer agent, Interwest Transfer, you are considered, with respect to those shares, the shareholder of record, and these proxy materials are being sent directly to you by Enviro-Clean. As the shareholder of record, you have the right to grant your voting proxy directly to Enviro-Clean or to vote in person at the Annual Meeting. Enviro-Clean has enclosed a proxy card for you to use.

     BENEFICIAL OWNER: If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker or nominee who is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker on how to vote and are also invited to attend the Annual Meeting. However, since you are not the shareholder of record, you may not vote these shares in person at the Annual Meeting. Your broker or nominee has enclosed a voting instruction card for you to use in directing the broker or nominee regarding how to vote your shares.

Q: IF MY SHARES ARE HELD IN "STREET NAME" BY MY BROKER, WILL MY BROKER VOTE MY SHARES FOR ME?

A: Your broker will vote your shares only if you instruct your broker how to vote. Your broker will send you directions on how you can instruct your broker to vote. Your broker cannot vote your shares without instructions from you.

Q:   HOW CAN I VOTE MY SHARES IN PERSON AT THE ANNUAL MEETING?

A: Shares held directly in your name as the shareholder of record may be voted in person at the Annual Meeting. If you choose to do so, please bring the enclosed proxy card or proof of identification. Even if you plan to attend the Annual Meeting, Enviro-Clean recommends that you also submit your proxy as described below so that your vote will be counted if you later decide not to attend the Annual Meeting. You may request that your previously submitted proxy card not be used if you desire to vote in person when you attend the meeting. Shares held in "street name" may be voted in person by you only if you obtain a signed proxy from the record holder giving you the right to vote the shares. YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE URGED TO SIGN AND RETURN THE ACCOMPANYING PROXY CARD WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

Q:   HOW CAN I VOTE MY SHARES WITHOUT ATTENDING THE ANNUAL MEETING?

A: Whether you hold shares directly as the shareholder of record or beneficially in "street name", when you return your proxy card, properly signed, the shares represented will be voted in accordance with your directions. You can specify your choices by marking the appropriate boxes on the enclosed proxy card.

Q:   CAN I REVOKE MY PROXY?

A: You may revoke your proxy at any time before it is voted by giving written notice to the secretary of Enviro-Clean prior to the convening of the meeting.

Q:   WHAT IF I RETURN MY PROXY CARD WITHOUT SPECIFYING MY VOTING CHOICES?

A: If your proxy card is signed and returned without specifying choices, the shares will be voted as recommended by the Board.

Q:   WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY OR VOTING INSTRUCTION
     CARD?

A: It means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.

Q:   WHAT CONSTITUTES A QUORUM?

A: The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Enviro-Clean's Common Stock is necessary to constitute a quorum at the meeting. Only votes cast "for" a matter constitute affirmative votes. Votes "withheld" or abstaining from voting are counted for quorum purposes, but since they are not cast "for" a particular matter, they will have the same effect as negative votes or vote "against" a particular matter.

Q:   WHAT ARE ENVIRO-CLEAN'S VOTING RECOMMENDATIONS?'

A: The Board recommends that you vote your shares "FOR" each of the nominees to the Board and "FOR" the ratification of Goldstein, Golub & Kessler, L.L.C.

Q:   WHERE CAN I FIND THE VOTING RESULTS OF THE ANNUAL MEETING?

A: Enviro-Clean will announce preliminary voting results at the Annual Meeting and publish final results in Enviro-Clean's quarterly report on Form 10-QSB for the second quarter of 2001, which will be filed with the SEC by August 14, 2001.

                         ENVIRO-CLEAN OF AMERICA, INC.

                            PROXY STATEMENT FOR THE
                        ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD JUNE 13, 2001

                              GENERAL INFORMATION



     This Proxy Statement and the accompanying proxy card is furnished in connection with the solicitation by the Board of Directors (the "Board") of Enviro-Clean of America, Inc. of proxies for use at the Annual Meeting of Shareholders (the "Meeting") to be held on June 13, 2001, or at any adjournment thereof, as set forth in the accompanying Notice of Annual Meeting of Shareholders. Proxies are solicited to give all shareholders of record at the close of business on April 30, 2001, an opportunity to vote on matters that come before the Meeting. Shares can be voted only if the shareholder is present in person or is represented by proxy.

     When your proxy card is returned properly signed, the shares represented will be voted in accordance with your directions. You can specify your choices by marking the appropriate boxes on the enclosed proxy card. If your proxy card is signed and returned without specifying choices, the shares will be voted as recommended by the Board. You may revoke your proxy at any time before it is exercised by so notifying the Secretary of Enviro-Clean in writing or in person. Any properly executed proxy that is not timely revoked in accordance with the instructions below, will be voted at the Meeting. This Proxy Statement and the accompanying proxy card are being sent to the shareholders of Enviro-Clean on or about May 2, 2001.

     The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Enviro-Clean's Common Stock is necessary to constitute a quorum at the Meeting. Only votes cast "for" a matter constitute affirmative votes. Votes "withheld" or abstaining from voting are counted for quorum purposes, but since they are not cast "for" a particular matter, they will have the same effect as negative votes or votes "against" a particular matter. The votes required with respect to the Items set forth in the accompanying Notice of Annual Meeting of Shareholders are set forth in the discussion of each Item in this Proxy Statement. In deciding all questions, a holder of Common Stock is entitled to one vote, in person or by proxy, for each share held in his name on the record date. Proxies in the form enclosed will be voted at the Meeting, if properly signed, returned to Enviro-Clean prior to the Meeting and not revoked. A proxy may be revoked at any time before it is voted by giving written notice to the Secretary of Enviro-Clean prior to the convening of the Meeting, or by presenting another proxy card with a later date. If you attend the Meeting and desire to vote in person, you may request that your previously submitted proxy card not be used. Your vote is important. Accordingly, you are urged to complete, date, sign, and return the accompanying proxy card whether or not you plan to attend the Meeting.

On April 30, 2001, the record date for determination of shareholders entitled to notice of and to vote at the Meeting, there were 6,785,923 shares of Common Stock issued and outstanding and entitled to vote at the Meeting.


                            THE BOARD OF DIRECTORS

     The Board is responsible for the management and direction of Enviro-Clean and for establishing broad corporate policies. However, in accordance with corporate legal principles, the majority of the Board is not involved in day-to-day operating details. Members of the Board who are not also executive officers of Enviro-Clean are kept informed of Enviro-Clean's business through discussions with the executive officers, by reviewing analyses and reports sent to them, and by participating in Board and committee meetings.

Compensation of Directors

     Outside directors are compensated $500.00 for each Board meetings attended in person. In addition, certain directors have been granted options to purchase Enviro-Clean common stock as compensation for their roles as members of the Board. The size and terms of the grants are determined by the entire Board, while the Compensation Committee may make recommendations of the grants. In 2000, the following directors received option grants for their roles on the
Board:

                      Number of Securities
                       Underlying Options       Exercise or Base    Expiration
Director Name             Granted (#)           Price ($/share)        Date
------------------------------------------------------------------------------

Randall Davis (1)           150,000                  $5.00            3/08/03

Steven Etra (2)              75,000                  $5.00            3/08/03

Gary Granoff                 75,000                  $5.00            3/08/03

Barry Gordon (3)             25,000                  $5.00            3/08/01

Mark A. Rice (4)             75,000                  $5.00            3/08/03

------------------------------------------------------------------------------


(1) Randall Davis, a director and President of the Company, was granted options to purchase 150,000 shares of Common Stock for his role as a director. These options are also accounted for in the Summary Compensation Table and Stock Option Grant Table.
(2) Mr. Etra, director, Secretary and Treasurer of the Company, was granted options to purchase 75,000 shares of Common Stock for his role as a director. These options are also accounted for in the Summary Compensation Table and Stock Option Grant Table.
(3)  Mr. Gordon resigned from the Board effective March 6, 2000.
(4)  Mr. Rice resigned from the Board effective December 8, 2000.


Board Meetings

     During the calendar year 2000, the Board held four meetings, one in person and three telephonic and took action by unanimous consent on fifteen occasions. Each of the nominees named below attended at least 75% of the aggregate of the total number of meetings of the Board during their term on the Board. Melvin Schreiber was elected as a member of the Board at a meeting of the Board held December 19, 2000 to fill a vacancy caused by the resignation of Mark A. Rice, effective December 8, 2000.

Committees of the Board

     The Board has three active Committees: the Compensation Committee, Audit Committee and a temporary Mergers & Acquisitions Committee. The table below sets forth the members of each committee:

                                                                           Mergers and
  Name of Director      Compensation Committee     Audit Committee    Acquisitions Committee
--------------------------------------------------------------------------------------------
Gary Granoff  (1)                 X                       X
Melvin Schreiber (2)              X                       X
Randall Davis (3)                                                               X
Steven Etra (4)                                                                 X

(1) Mr. Granoff has served on both the Compensation Committee and Audit Committee since March 9, 2000.
(2) Melvin Schreiber has served on both the Compensation Committee and Audit Committee since December 19, 2000.

(3) Randall Davis has served on the Mergers and Acquisitions Committee since December 19, 2000.
(4) Steven Etra has served on the Mergers and Acquisitions Committee since December 19, 2000.

     The Compensation Committee administers Enviro-Clean's stock incentive plan and any performance based compensation plans and will make recommendations to the Board concerning compensation arrangements for officers and directors of Enviro-Clean and its subsidiaries as needed. The Compensation Committee met once during 2000.

     The Audit Committee is responsible for reviewing Enviro-Clean's accounting practices and audit procedures. The members of the Audit Committee are independent as defined by the listing standard of NASD for small business issuers. See the Audit Report later in this document, which details the duties and performance of the Audit Committee. The Audit Committee met four times during 2000.

     The Mergers and Acquisitions Committee was formed specifically upon the resolution by the Board to discontinue the Company's acquisition and consolidation strategy in the janitorial supply industry and to seek strategic alternatives to attempt to maximize shareholder value. The Mergers and Acquisitions Committee will be responsible for identifying and researching opportunities that are available to the Company in its search for an alternative and to inform and recommend courses of action to the entire Board as such information becomes available and is disseminated. The Mergers and Acquisitions Committee was formed December 19, 2000 and did not meet in 2000.


                       PROPOSAL 1: ELECTION OF DIRECTORS

     At the Meeting, the Board intends to nominate the five persons listed below as nominees to be elected as members of the Board. Each of the directors elected at the Meeting will serve until the next Annual Meeting of shareholders or until his successor shall have been elected and qualified, subject to earlier resignation and removal. The directors are to be elected by a plurality of the votes cast by the holders of the shares of Common Stock represented and entitled to be voted at the Meeting. Unless authority to vote for directors is "withheld" in the proxy, the proxy holders will vote "for" the election of the five nominees listed. Each nominee has indicated a willingness to serve as director if elected. Should any nominee become unavailable for election, discretionary authority is conferred to vote for a substitute. Management of Enviro-Clean has no reason to believe that any of the nominees will be unable or unwilling to serve if elected.

Nominees for Director

     The nominees for director are Richard Kandel, Randall K. Davis, Gary C. Granoff, Steven Etra and Melvin Schreiber.

     Richard Kandel, 48, has served as the Chairman and Chief Executive Officer of Enviro-Clean from September 1999 to the present. Mr. Kandel served as Enviro-Clean's Treasurer from September of 1999 to March 9, 2000. From July of 1999 to March 2001, Mr. Kandel served as Chairman of the Board of b2bstores.com, Inc., (now known as IVAX Diagnostics, Inc.), originally, a business to business full service eCommerce site on the Internet. From 1974 until 1998, Mr. Kandel was the owner and president of Kandel & Son, a sanitary supply distributor in the New York metropolitan region. In January of 1999, Mr. Kandel sold Kandel & Son to Enviro-Clean. Mr. Kandel is also an owner/director of Camp Pontiac LLC, an eight-week summer sports camp for over 400 boys and girls. In addition, Mr. Kandel is the founder and chairman of No Small Affair, a New York/Florida-based all volunteer organization. This foundation provides events, parties, and outings for thousands of homeless, physically or emotionally challenged individuals. Mr. Kandel graduated from Michigan State University with a Bachelor of Science Degree.

     Randall K. Davis, 37, has served as the President and a director of Enviro-Clean from September 1999 to the present and is currently a member of the Mergers and Acquisitions Committee. From March

1999 to August 1999, Mr. Davis served as Vice-President of Enviro-Clean. From May 2000 to the present, Mr. Davis has served on the Board of Directors of IVAX Diagnostics, Inc. (f.k.a. b2bstores.com, Inc.), a medical diagnostics company publicly traded under the symbol "IVD." From May of 1985 until 1999, Mr. Davis was the co-owner, President and Chief Executive Officer of Cleaning Ideas, Inc., whose holdings included Sanivac, Inc. and Davis Manufacturing Company. In August of 1999, Mr. Davis, along with family members, sold the Davis family of companies to Enviro-Clean. Mr. Davis is also currently the managing partner of Colnic Investment Partnership, a private investment company that invests in private and publicly traded companies. Mr. Davis graduated from the University of Texas in Austin with a Bachelor of Arts Degree.

     Gary C. Granoff, 53, has served as a director of Enviro-Clean from September 1999 to the present and is also a member of the Audit and Compensation Committees. Since 1998, Mr. Granoff has served as Chairman of the Board and President of Ameritrans Capital Corporation, a Business Development Company as defined in the Investment Company Act of 1940 which is publicly traded on the NASDAQ SmallCap under the symbol "AMTC." In addition, Mr. Granoff is the President and Chairman of the Board of Elk Associates Funding Corporation, a wholly owned subsidiary of Ameritrans and a Small Business Investment Company, licensed by the U.S. Small Business Administration. Both Ameritrans and Elk are registered as Investment Companies under the Investment Company Act of 1940. Mr. Granoff has been a practicing attorney for the past twenty-eight years and is presently an officer and shareholder in the law firm of Granoff, Walker & Forlenza, P.C. Mr. Granoff is a member of the bar of the State of New York and the State of Florida and is admitted to the United States District Court of the Southern District of New York. Since 1983, Mr. Granoff has been the sole shareholder and President of GCG Associates, Inc., an investment consulting firm. Since June 1996, Mr. Granoff has also been a director and President of Gemini Capital Corporation, a company primarily engaged in the business of making consumer loans and has also served as the President and is the sole shareholder of Seacrest Associates, Inc., a hotel operator, since August 1994. In February 1998, Mr. Granoff was elected to and is presently serving as a trustee of the Board of Trustees of The George Washington University. Mr. Granoff holds a Bachelor of Business Administration degree in Accounting and a Juris Doctor degree (with honors) from The George Washington University.

     Steven Etra, 52, has served as a director of Enviro-Clean from March 1999 to the present. Mr. Etra has served as Enviro-Clean Secretary from September 1999 to the present and as Treasurer from March 9, 2000 to the present and is a member of the Mergers and Acquisitions Committee. Mr. Etra has been the Sales Manager of Manufacturers Corrugated Box Company since September of 1970, a company owned by Mr. Etra's family for more than 75 years. Since 1998, Mr. Etra has served as a director and Vice-President of Ameritrans Capital Corporation, a publicly traded company on the NASDAQ SmallCap under the symbol "AMTC." In addition, Mr. Etra is the a director and Vice-President of Elk Associates Funding Corporation, a wholly owned subsidiary of Ameritrans and a Small Business Investment Company, licensed by the U.S. Small Business Administration. Both Ameritrans and Elk are registered as Investment Companies under the Investment Company Act of 1940. Since June 1996, Mr. Etra has also been a director of Gemini Capital Corporation, a company primarily engaged in the business of making consumer loans.

     Melvin Schreiber, 71, has served as a director of Enviro-Clean since December 19, 2000 and is also a member of the Audit and Compensation Committees. Mr. Schreiber is a Certified Public Accountant and has been a Managing Partner in the firm of Moses and Schreiber, L.L.P. from July 1962 to the present. Moses and Schreiber L.L.P. represents clients in various industries, including manufacturing, real estate, professional practices, wholesale and retail. Mr. Schreiber has over thirty years of experience in providing services in financial planning, estate planning, and participation in mergers, acquisitions and public offerings while employed at Moses and Schreiber L.L.P. Mr. Schreiber is also a member of the American Institute of Certified Public Accountants, New York State Society of CPA's and the Institute of Business Appraisers and graduated with a Bachelor's degree in accounting from New York University in 1951 and a Masters degree in taxation from New York University in 1955.

     Management of Enviro-Clean recommends that the Enviro-Clean shareholders vote "FOR" the director nominees named above.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The table below sets forth information concerning the beneficial ownership of the outstanding Enviro-Clean Common Stock as of April 30, 2001, for (1) each director serving on the Board as of December 31, 2000 and each of the nominees for director; (2) each of the Named Executive Officers, as defined in Regulation S-B, Item 402, who is not listed as a director; (3) the directors and executive officers as a group; and (4) each person known to Enviro-Clean to own beneficially more than 5% of the outstanding Enviro-Clean Common Stock. Except as otherwise noted, each shareholder has sole voting and investment power with respect to the shares beneficially owned.


 NAME AND ADDRESS OF                 AMOUNT AND NATURE
  BENEFICIAL OWNER                  OF BENEFICIAL OWNER       % OF CLASS
---------------------              ---------------------     ------------

Richard Kandel                          2,350,400/1/             34.4%
c/o Kandel & Son, Inc.
211 Park Avenue
Hicksville, NY  11801

Steven Etra                               896,512/2/             11.7%
c/o Manufacturers Corrugated
Box Co., Inc.
5830 57/th/ Street
Maspeth, NY 11378

Randall K. Davis                          218,500/3/              3.2%
c/o Enviro-Clean of America, Inc.
1023 Morales Street
San Antonio, TX 78207

Gary C. Granoff                           181,083/4/              2.6%
c/o Ameritrans Capital Corp.
747 Third Avenue, Suite 4C
New York, NY 10017

Melvin Schreiber                           37,908/5/               .6%
3000 Marcus Avenue
Suite IW5
Lake Success, NY 10042

All officers and directors              3,759,403                49.6%
as a group

------------------------------
/1/ Includes 24,000 shares of Common Stock issuable upon exercise of warrants held by Kara Kandel, daughter of Richard Kandel and 26,400 shares of Common Stock issuable upon exercise of warrants held by Ross Kandel, son of Richard Kandel.
/2/ Includes 114,254 shares of Common Stock held directly by Mr. Etra; 70,000 shares of Common Stock issuable pursuant to conversion rights of Series E Stock; 275,000 shares of Common Stock issuable upon exercise of options granted to Mr. Etra; 25,000 shares of Common Stock issuable upon exercise of warrants; 55,200 shares of Common Stock held by, and 11,200 shares of Common Stock issuable upon exercise of warrants held by, Lances Property Development Pension Plan, a company 50% owned by Mr. Etra; 82,833 shares of Common Stock held by, and 15,400 shares of Common Stock issuable upon exercise of warrants held by, Blaire Etra, wife of Mr. Etra; 65,250 shares of Common Stock held by, and 24,700 shares of Common Stock issuable upon exercise of warrants held by, Irving Etra Family Trust, in which Mr. Etra is a beneficiary; 167,300 shares of Common Stock held by, 12,250 shares of Common Stock issuable upon exercise of warrants held by, and 25,000 shares of Common Stock issuable upon exercise of options granted to SRK Associates, a company controlled by Mr. Etra; 18,750 shares of Common Stock held by, and 9,375 shares of Common Stock issuable upon exercise of warrants held by, Gemini Capital Corporation, a company in which Mr. Etra is a minority shareholder and director. Mr. Etra disclaims beneficial ownership of the Gemini Capital Corporation, SRK Associates, LLP, Irving Etra Family Trust, Lances Property Development Pension Plan, and Blair Etra securities, except to the extent of his pecuniary interest therein.
/3/ Includes 68,500 shares of Common Stock held by Colnic Investment Partnership, which is controlled by Randall K. Davis and 150,000 shares of Common Stock issuable upon exercise of options granted to Mr. Davis.
/4/ Includes 10,250 shares of Common Stock held directly by Mr. Granoff; 5,000 shares of Common Stock issuable upon exercise of warrants held by Mr. Granoff and 82,500 shares of Common Stock issuable upon exercise of options granted to Mr. Granoff; 14,750 shares of Common Stock held by and 9,125 shares of Common Stock to be issued upon exercise of warrants held by Leslie Granoff, wife of Gary C. Granoff; and 8,333 shares of Common Stock held by and 6,000 shares of Common Stock issuable upon exercise of warrants held by Dapary Management Corp., a company controlled by Mr. Granoff; 18,750 shares of Common Stock held by , and 9,375 shares of Common Stock issuable upon exercise of warrants held by Gemini Capital, a company in which Mr. Granoff is a minority shareholder and director; and 5,000 shares of Common Stock held by and 12,000 shares of Common Stock issuable upon exercise of warrants held by JR Realty Corporation, a company in which Mr. Granoff is an officer and Mr. Granoff's wife is a shareholder. Mr. Granoff disclaims beneficial ownership of the JR Realty Corporation securities and this disclosure shall not be deemed an admission that Mr. Granoff is the beneficial owner of such securities. Mr. Granoff disclaims beneficial ownership of the Gemini Capital Corporation, Dapary Management Corp., and Leslie Granoff securities, except to the extent of his pecuniary interest therein.
/5/ Includes 30,408 shares of Common Stock held by Anlyn Assoc. Inc. Retirement Fund and 7,500 shares of Common Stock issuable upon exercise of options granted to Mr. Schreiber.


                            EXECUTIVE COMPENSATION

     For fiscal year 2000, there were three Enviro-Clean Officers who received compensation, two under employment agreements and one under a consulting agreement.

Employment Agreements

     In October of 1999, Enviro-Clean entered into an employment agreement with Richard Kandel for a term of three years, whereby Mr. Kandel's salary for the year ending December 31, 1999, was $100,000 per annum, increased by $100,000 per annum on January 1, 2000 and was to increase by $100,000 per annum on January 1, 2001. On November 27, 2000, the Board unanimously approved an Amended and Restated Employment Agreement for Mr. Kandel. Upon execution of the Amended and Restated Employment Agreement, Mr. Kandel received a $100,000 signing bonus as enticement to enter into the agreement. Under the Amended and Restated Employment Agreement, Mr. Kandel is to receive a salary of $100,000 per annum from December 1, 2000 to December 31, 2001. From January 1, 2002 through December 1, 2005, Mr. Kandel's salary will increase to $250,000 per annum. The employment period shall automatically renew annually for a one-year term unless, no later than 90 days prior to the end of the five-year original term or the end of a one-year renewal period, either Enviro-Clean or Mr. Kandel provides notice to the other party of its intention not to extend the employment period beyond the then current term.

     In addition to the base compensation, Mr. Kandel's employment agreement provides for a bonus payment for the calendar year 2001 equal to $100,000 upon the occurrence of any one of the following events:

(a) listing of Enviro-Clean's shares on NASDAQ, a comparable inter-dealer automated quotation system, or recognized exchange;
(b)  there is a "change in control" in the Company; or
(c)  the Company completes a secondary offering.

     Mr. Kandel's employment agreement specifies various circumstances that may trigger a termination of Mr. Kandel's employment. If Enviro-Clean terminates Mr. Kandel's employment without cause or for any reason not specified in the agreement, or if such employment is terminated by Mr. Kandel for "Good Reason" as defined in the agreement, then Enviro-Clean shall pay Mr. Kandel the present value of his full salary, bonus and benefits from the date of the termination of the agreement to the end of the Full Term Date. "Good Reason" is defined as when there is a change in control of Enviro-Clean, as defined in Mr. Kandel's employment agreement, or one or more of the following events occurs:

(a) there is a substantial and material adverse change in the nature of Mr. Kandel's title, duties or responsibilities with the Company that represents a demotion from his title, duties or responsibilities as in effect prior to such change;
(b) a material breach by the Company of any of the provisions of the Amended and Restated Employment Agreement; or
(c) the relocation of Mr. Kandel by the Company to any location other than Hicksville, New York.

     In October of 1999, Enviro-Clean entered into an employment agreement with Randall K. Davis for a term of three years whereby Mr. Davis' salary for the year ending December 31, 1999 was $50,000, increased by $100,000 per annum on January 1, 2000, and was to increase by $100,000 per annum on January 1, 2001. In October of 1999, Mr. Davis also entered into an employment agreement with Cleaning Ideas Corporation or "CIC," a subsidiary of Enviro-Clean, for a term of five years at an annual salary of $50,000. Under the terms of the employment agreement with CIC, Mr. Davis was eligible for annual bonuses to be determined by the board of directors of CIC. However, on November 21, 2000, the Board of Directors unanimously authorized the execution of an Amended and Restated Employment Agreement for Mr. Davis, effective December 1, 2000, which replaced the prior employment agreements with both Enviro-Clean and CIC. Upon execution of the Amended and Restated Employment Agreement, Mr. Davis received a $100,000 bonus to entice him into entering the Agreement. Under the Agreement, Mr. Davis is to receive a base salary of $200,000 per annum from December 1, 2000 to December 31, 2001. From January 1, 2002 to December 2005, Mr. Davis is to receive $250,000 per annum. The employment period shall automatically renew for successive one-year terms unless, not later than 90 days prior to the end of the three-year term, or any renewal periods, either Enviro-Clean or Mr. Davis provides notice to the other party of its intention not to extend the employment period beyond the three-year term or the then current renewal term.

     Mr. Davis's employment agreement specifies various circumstances that may trigger a termination of Mr. Davis's employment. If Enviro-Clean terminates Mr. Davis's employment without cause or for any reason not specified in the agreement, or if such employment is terminated by Mr. Davis for "Good Reason" as defined in the agreement, then Enviro-Clean shall pay Mr. Davis the present value of his full salary, bonus and benefits from the date of the termination of the agreement to the end of the Full Term Date. "Good Reason" is defined as when there is a change in control of Enviro-Clean, as defined in Mr. Davis's employment agreement, or one or more of the following events occurs:

(d) there is a substantial and material adverse change in the nature of Mr. Davis's title, duties or responsibilities with the Company that represents a demotion from his title, duties or responsibilities as in effect prior to such change;
(e) a material breach by the Company of any of the provisions of the Amended and Restated Employment Agreement; or
(f) the relocation of Mr. Davis by the Company to any location other than San Antonio, Texas.

     Steven Etra, the Secretary and Treasurer and a director of Enviro-Clean, entered into a consulting agreement with Enviro-Clean dated March 1, 1999, for a term of one year. The agreement shall automatically be renewed for successive one-year periods unless either party gives written notice to the other of its intention not to renew the agreement. Such notice shall be given at least sixty days prior to the end of the initial term or any renewal term, as the case may be. Under the original terms of the consulting agreement, Mr. Etra was to receive a monthly fee of $2,000 for financial public relations services. At a meeting of the Board held on March 9, 2000, the Board increased the compensation under the agreement to $4,000 per month.

Summary Compensation Table

     The Summary Compensation Table shows certain compensation information for the year ended December 31, 2000, for the Chief Executive Officer and the other most highly compensated executive officers whose total cash compensation exceeded $100,000 for services rendered in all capacities for the year ended December 31, 2000. Neither the Chief Executive Officer nor other executive officers received compensation from Enviro-Clean prior to January 1, 1999. The annual base compensation for each of Messrs. Kandel, Davis and Etra for the fiscal years 1999 and 2000 are:


                                                ANNUAL COMPENSATION                      LONG-TERM COMPENSATION
                                        -----------------------------------       ------------------------------------
                                                                                          Awards               Payouts
                                                                                  ------------------------     -------
                                                                   Other
                                                                   Annual         Restricted                    LTIP       All Other
Name And Principal                      Salary     Bonus          Compen-           Stock                      Payout       Compen-
Position                      Year       ($)        ($)          sation ($)       Awards ($)   Options (#)       ($)      sation ($)
------------------------------------------------------------------------------------------------------------------------------------
Richard Kandel                2000     200,000     100,000              -              -           -              -                -
Chairman of the Board and     1999     100,000           -              -              -           -              -                -
Chief Executive Officer

Randall K. Davis              2000     201,495     100,000              -              -      150,000 (1)         -                -
President                     1999      100,000(2)       -              -              -           -              -                -

Steven Etra                   2000      42,000           -              -              -       75,000 (3)         -                -
Secretary & Treasurer         1999      20,000           -              -              -      150,000 (4)         -                -
------------------------------------------------------------------------------------------------------------------------------------

(1) The grant of options to purchase 150,000 shares of Common Sock was granted to Mr. Davis for his role as a director of the Company.
(2) Includes $50,000 paid to Mr. Davis as President of CIC, a subsidiary of Enviro-Clean.
(3) The grant of options to purchase 75,000 shares of Common Sock was granted to Mr. Etra for his role as a director of the Company.
(4) Includes a grant of options to purchase 25,000 shares of Common Stock to SRK Associates, L.L.C., a company controlled by Mr. Etra.


     There were no additional bonuses or other compensation paid to these officers in 1999 or 2000.

     None of the executives received any compensation from Enviro-Clean during the year ended December 31, 1998. For the year ended December 31, 1998, Mr. Kandel received an annual salary of $100,000 from Kandel & Son in his prior capacity as the President.

     Enviro-Clean implemented a stock incentive plan (the "Plan") for its executive management and employees as of January 3, 2000. On April 6, 2000, the Company's Compensation Committee awarded 100 shares of restricted Common Stock under the Plan to 96 employees of the five operating subsidiaries. On March 8, 2000, the Board awarded options to purchase 455,000 shares of Common Stock to various directors, officers and consultants.

Stock Option Grant Table

     The following table sets forth certain information concerning options granted to the named executive officers during the year ended December 31, 2000.


                                               Individual Grants
                   -----------------------------------------------------------------------
                          Number of         Percent of Total     Exercise or
                         Securities        Options Granted to     Base Price   Expiration
                     Underlying Options    Employees in Fiscal    ($/share)       Date
  Name and Position      Granted (#)              Year
------------------------------------------------------------------------------------------
Randall Davis             150,000 (1)             60.0%              $5.00      3/08/03
President

Steven Etra                75,000 (2)             30.0%              $5.00      3/08/03
Secretary & Treasurer
------------------------------------------------------------------------------------------

(1) The grant of options to purchase 150,000 shares of Common Sock was granted to Mr. Davis for his role as a director of the Company.
(2) The grant of options to purchase 75,000 shares of Common Sock was granted to Mr. Etra for his role as a director of the Company.


Stock Option Exercises

                                                                        Number of Securities             Value of Unexercised
                                                                    Underlying Unexercised Options       In-the-Money Options
                        Shares Acquired on      Value Realized         at Fiscal Year End (#)           at Fiscal Year-End ($)
         Name              Exercise (#)              ($)              Exercisable/Unexercisable        Exercisable/Unexercisable
--------------------------------------------------------------------------------------------------------------------------------
Randall Davis                  0                      0                     0 / 150,000                         $0 / $0
President
Steven Etra                    0                      0                      0 / 75,000                         $0 / $0
Secretary & Treasurer

     No options to acquire securities of Enviro-Clean were exercised by any of the named executive officers during the year ended December 31, 2000.


                            AUDIT COMMITTEE REPORT

     The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent Enviro-Clean specifically incorporates this Report by reference therein.

     During the year ended December 31, 2000, the Audit Committee of the Board of Directors developed a charter for the Audit Committee, which was approved by the full Board on March 9, 2000. The complete text of the new charter, which reflects standards set forth in new SEC regulations and NASD rules, is reproduced in the appendix to this proxy statement.

     As set forth in more detail in the charter, the Audit Committee's primary responsibilities fall into the following general categories:

     . first, the Committee is charged with monitoring the preparation of quarterly and annual financial reports by Enviro-Clean's management, including discussions with management, internal auditors, if applicable, and independent accountants about draft annual financial statements and key accounting and reporting matters;

     . second, the Committee is charged with the review of various documentation and reports, including the audit committee charter, Board minutes and documents relating to the production of the financial statements;

     . third, the Committee is responsible for matters concerning the relationship between Enviro-Clean and its outside auditors, including recommending their appointment or removal; reviewing the scope of their audit services and related fees, as well as any other services being provided to Enviro-Clean; and determining whether the outside auditors are independent (based in part on the annual letter provided to Enviro-Clean pursuant to Independence Standards Board Standard No.
          1); and

     . finally, the Committee oversees management's implementation of effective systems of internal controls, including review of policies relating to legal and regulatory compliance, ethics and conflicts of interests; and review of the activities and recommendations of Enviro-Clean's internal auditing program.

     The Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Committee's charter. To carry out its responsibilities, the Committee met four times during the year ended December 31, 2000.

     In overseeing the preparation of Enviro-Clean's financial statements, the Committee met with both management and Enviro-Clean's outside auditors to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the Committee discussed the statements with both management and the outside auditors. The Committee's review included discussion with the outside auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication With Audit Committees).

     With respect to Enviro-Clean's outside auditors, the Committee, among other things, discussed with Goldstein Golub & Kessler L.L.C. matters relating to its independence, including the disclosures made to the Committee as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

     Finally, the Committee continued to monitor the scope and adequacy of Enviro-Clean's internal auditing program, including proposals for adequate staffing and to strengthen internal procedures and controls where appropriate.

     On the basis of these reviews and discussions, the Committee recommended to the Board of Directors that the Board approve the inclusion of Enviro-Clean's audited financial statements in Enviro-Clean's Annual Report on Form 10-KSB for the year ended December 31, 2000, for filing with the Securities and Exchange Commission.

Respectfully submitted,

THE AUDIT COMMITTEE
Gary Granoff and Melvin Schreiber

                         COMPLIANCE WITH SECTION 16(A)
                              OF THE EXCHANGE ACT

          Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Enviro-Clean's directors, executive officers and beneficial owners of more than 10% of any class of securities of Enviro-Clean to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Directors, executive officers and greater than 10% shareholders are required to furnish Enviro-Clean with copies of all Section 16(a) forms they file.

          Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no such forms were required to be filed by those persons, the Company believes that, during the year ended December 31, 2000, all of its directors, executive officers and 10% holders were in compliance with the applicable filing requirement, except that two reports on Form 4, one covering three transactions and the other covering four transactions, were filed late by Steven Etra, two reports on Form 4, covering an aggregate of four transactions, were filed late by Gary Granoff and the Initial Statement of Beneficial Ownership on Form 3 was filed late by Melvin Schreiber.


                       CERTAIN RELATIONSHIPS AND RELATED
                                 TRANSACTIONS

          Richard Kandel, Chairman of the Board and Chief Executive Officer of Enviro-Clean, was formerly President and the principal shareholder of Kandel & Son, a company which is currently a principal subsidiary of Enviro-Clean. Thomas
B. Haines, the former Chairman of the Board of Enviro-Clean, was formerly Chairman and President of NISSCO which was a principal subsidiary of Enviro-Clean until the disposition of the assets of NISSCO on September 29, 2000. The terms of the Kandel & Son and NISSCO acquisitions were negotiated between Messrs. Kandel and Haines and the Board, which at the time was comprised of Robert W. Moehler and Mary Magourik.

          Enviro-Clean signed preliminary agreements to acquire all the issued and outstanding capital stock of Kandel & Son in September of 1998 and of NISSCO in October of 1998. Additional negotiations for both companies were finalized on January 15, 1999. Pursuant to the agreements, Enviro-Clean assumed $665,596 of debt of Kandel & Son, consisting of amounts due and owing in respect of principal and interest to (i) Citibank, N.A. of $99,914, (ii) miscellaneous other debt of $183,329, and (iii) shareholder loans from Mr. Kandel totaling $382,353 which Enviro-Clean has paid. Mr. Kandel, as sole shareholder of Kandel & Son, received consideration equal to (1) $684,404 (including prior deposits) in the form of cash and a promissory note, and (2) 500,000 shares of Series A Convertible Preferred Stock (the "Series A Stock"), a class of securities created specifically for the Kandel & Son transaction. Enviro-Clean paid the full amount due under that promissory note to Mr. Kandel and the note no longer remains outstanding. The shares of Series A Stock (a) bear an annual dividend of 4%, and (b) are convertible into shares of Common Stock of Enviro-Clean at a conversion price of $5.00 per share. Originally, the Series A Stock was redeemable by Enviro-Clean at Mr. Kandel's option at a redemption price of $5.00 per share at any time after January 15, 2001 and the conversion price was $2.50 per share. However, Mr. Kandel, as the sole holder of the Series A Stock, and Enviro-Clean entered into an agreement effective on September 30, 1999, in which the certificate of designation for the Series A Stock would be amended to remove Mr. Kandel's ability to put the Series A Stock to Enviro-Clean and increased the conversion price from $2.50 to $5.00 per share, effectively reducing the number of common stock shares that the Series A Stock would be convertible into from 1,000,000 to 500,000 and nullifying the right by the Series A holder to force the Company to redeem the Series A Stock at the holder's will. On April 1, 2000, the Board approved the redemption of all the Series A Stock at a redemption price of $5.00 per share. Mr. Kandel received $2,500,000 in exchange for the 500,000 shares of Series A Stock redeemed.

          Thomas B. Haines, as sole shareholder of NISSCO, received $500,000 in cash, and 250,000 shares of Common Stock in connection with the sale of NISSCO to Enviro-Clean. In addition, Mr. Haines was to receive an aggregate of an additional 750,000 shares of Common Stock in installments of 250,000 shares, issued on January 15 of 2000, and 500,000 shares of Common Stock, issued on January 15, 2001. On April 6, 2000, Enviro-Clean's Board of Directors unanimously consented to issue the remaining 500,000 shares to Mr. Haines in April 2000. On July 31, 2000, Enviro-Clean repurchased 250,000 shares of its Common Stock held by Mr. Haines at a price of $2.00 per share and on August 15, 2001, Enviro-Clean repurchased another 250,000 shares of its Common Stock held by Mr. Haines at a price of $2.00 per share. In the aggregate, Enviro-Clean repurchased 500,000 shares of its Common Stock from Mr. Haines at a gross purchase price of $1,000,000.

          Steven Etra, Secretary, Treasurer and a director of Enviro-Clean, entered into a consulting agreement with Enviro-Clean dated March 1, 1999 for a one-year term pursuant to which Mr. Etra was to receive a monthly fee of $2,000 for financial public relations services which includes assisting Enviro-Clean in communicating with investment bankers, financial analysts and potential investors. On March 9, 2000, the Board authorized an increase to the monthly fee under the consulting to $4,000 per month. The agreement is automatically renewed for successive one-year periods unless notice is given by either party of their intent not to renew the agreement at least sixty days prior to the end of the term that is in effective, whether it be the original one year term or a subsequent renewal term.

          In April and June of 1999, Colnic Investment Partnership, a private investment company controlled by Mr. Davis, President of Enviro-Clean, purchased an aggregate of 100,000 shares of Enviro-Clean's Common Stock at a purchase price of $2.50 per share for an aggregate investment of $250,000. The investments were made in two purchases of $125,000 each.

          In June of 1999, Enviro-Clean offered units of securities in a private placement in which some of the directors' and officers' affiliates participated. The units consisted of one 12.75% Subordinated Promissory Note in the principal amount of $10,000 and 2,400 common stock warrants at an exercise price of $4.25 per share, exercisable for a four-year from the date that is 180 days from the date of issuance, and were offered at a price of $10,000 per unit. On June 1, 1999, Blair Etra, the wife of Mr. Etra, director, Secretary and Treasurer of Enviro-Clean, purchased one unit for $10,000. In addition, several affiliates of Mr. Granoff, who was subsequently elected to Enviro-Clean's Board, participated in this offering. On June 1, 1999, Leslie Granoff, wife of Mr. Granoff, purchased 2.5 units for $25,000; Dapary Management Corporation, a company controlled by Mr. Granoff, purchased 2.5 units for $25,000; JR Realty Corporation, a company in which the wife of Mr. Granoff is a principal shareholder, purchased five units for $50,000. Anlyn Association Inc. Retirement Trust, Inc., a company controlled by Melvin Schreiber, who was subsequently elected to Enviro-Clean's Board, purchased one unit for $10,000.

          Effective August 1, 1999, Enviro-Clean acquired CIC. Prior to its acquisition by Enviro-Clean, Mr. Davis, the current President of Enviro-Clean, was a minority shareholder in CIC, and his parents, Charles H. Davis and Carolyn Davis were the majority shareholders of CIC. According to the purchase agreement, the consideration for the merger included: (a) $500,000 in cash; (b) a secured promissory note in the original principal amount of $900,000 (the "Davis Note") payable to Charles H. Davis; and (c) 320,000 shares of the Series D Cumulative Convertible Preferred Stock (the "Series D Stock"), a class of securities created specifically for the transaction of which 250,000 shares were held by Mr. Davis and 70,000 shares were held by Charles H. Davis. In connection with the merger, Enviro-Clean entered into a Pledge and Security Agreement to secure the payment of the Davis Note. Furthermore, Enviro-Clean granted piggyback registration rights for the shares of Common Stock into which the Series D Stock is convertible. On March 14, 2000, the Board approved the redemption of all Series D Stock at a redemption price of $5.00 per share. Of the net consideration of $1,600,000 from the redemption of the Series D Stock, Randall Davis received $1,250,000 in exchange for the 250,000 shares of Series D Stock held. The designation for the Series D Stock provided for seniority rights over all other preferred stock, which, at the time of the redemption, included the Series A, B and E stock. Therefore, any redemption of any other preferred stock was dependent on the approval of the holders of the Series D Stock.

          In connection with the purchase of CIC in August of 1999, CIC entered into four leases to rent parcels of real estate. These leases include:

(a) a five-year triple net lease for 1023 Morales Street in San Antonio, Texas, for the administrative offices and manufacturing facilities with approximately 24,000 square feet, at an annual rental of $70,872, by and between CIC and Charles H. Davis;
(b) a five-year triple net lease for 724 Perez Street in San Antonio, Texas, for a warehouse and distribution facility with approximately 11,000 square feet, at an annual rental of $21,060, by and between CIC and Charles H. Davis;
(c) a five-year triple net lease for 723 Perez Street in San Antonio, Texas, for a warehouse with approximately 16,000 square feet, at an annual rental of $29,592, by and between CIC and Charles H. Davis; and
(d) a five-year triple net lease for 401 Main Street in Kerrville, Texas, for a Cleaning Ideas retail store with approximately 5,000 square feet, at an annual rental of $60,000, by and among CIC, Mr. Davis and his father, Charles H. Davis.

          In December of 1999, Enviro-Clean offered units of securities in a private placement in which several directors and officers, and their affiliates participated. The units consisted of 100 shares of Series B Preferred Stock and 1000 common stock warrants at an exercise price of $5.00 per share, exercisable for a five year period upon issuance, and were offered at a price of $10,000 per unit. On December 15, 1999, Blair Etra, the wife of Steven Etra, director, Secretary and Treasurer of Enviro-Clean, purchased thirteen units, for $130,000; SRK Associates, LLC, a company controlled by Mr. Etra, purchased six units for $60,000; Lances Property Development Pension Plan, a company 50% owned by Steven Etra, purchased four units for $40,000; Irving Etra Family Trust, in which Mr. Etra is a beneficiary, purchased five units for $50,000; and Gary Granoff, a director of Enviro-Clean, purchased five units for $50,000. Anlyn Association Inc. Retirement Trust, Inc., a company controlled by Melvin Schreiber, who was subsequently elected to Enviro-Clean's Board, purchased one and a half units for unit for $15,000. On December 30 1999, as a part of the same private placement, Barry Gordon, a former director of Enviro-Clean, purchased two and a half units for $25,000.

          In February 2000, Enviro-Clean offered units of securities in a private placement in which several directors and officers, and their affiliates participated. The units consisted of two shares of Common Stock and one Common Stock purchase warrant at an exercise price of $4.25 per share, exercisable for a three-year period upon issuance, and were offered at a price of $8.00 per unit. On February 28, 2000, Steven Etra, director, Secretary and Treasurer of Enviro-Clean, purchased 25,000 units for $200,000; Irving Etra Family Trust, in which Mr. Etra is a beneficiary, purchased 12,500 units for $100,000; SRK Associates, LLC, a company controlled by Mr. Etra, purchased 6,250 units for $50,000; Leslie Granoff, wife of Gary Granoff, a director of Enviro-Clean, purchased 3,125 units for $25,000; and Gemini Capital Corporation, a company in which Mr. Granoff is a director and the President and in which Mr. Etra is a director, purchased 9,375 units for $75,000.

          Prior to the February 15, 2000 initial public offering (the "IPO") of b2bstores.com, Inc. ("b2bstores"), which was originally a California-based business to business ecommerce company, Enviro-Clean, Messrs. Kandel, Davis and Etra were the principal shareholders of b2bstores. Since its inception in June 1999 until the initial public offering, b2bstores' working capital requirements had been satisfied through capital contributions made by Enviro-Clean, Messrs. Kandel, Davis and Etra and loans made to it by Enviro-Clean. In June 1999, Enviro-Clean, Messrs. Kandel, Davis, Etra, and others purchased an aggregate of 3,666,667 shares of b2bstores common stock for $27,500 in the form of $11,000 in cash and the transfer to b2bstores of all of rights and interest in www.b2bstores.com and all related assets, including intellectual property.

          In August 1999 in a private offering by b2bstores, Mr. Kandel purchased 66,666 shares at $1.88 per share, Mr. Kandel and Son Profit Sharing Plan, of which Mr. Kandel is the trustee, purchased 100,000 shares of b2bstores common stock at $1.88 per share, Steven Etra purchased 92,000 shares of b2bstores common stock at $1.88 per share, and SRK Associates, Inc., a company controlled by Mr. Etra, purchased 10,667 shares of b2bstores common stock at $1.88 per share.

          Up until b2bstores' IPO, Enviro-Clean had made loans to b2bstores in the aggregate principal amount of approximately $1,399,836. These loans carried an interest rate of 8% per annum and were paid in full on February 18, 2000.

          Prior to the b2bstores' IPO, Enviro-Clean owned 2,000,000 shares of the b2bstores common stock, constituting approximately 49.7 % of the total outstanding b2bstores common stock while Messrs. Kandel, Davis and Etra each owned additional 1,233,333 shares (30.7%), 333,333 shares (8.3%) and 169,334 shares (4.2%) of b2bstores common stock, respectively.

          As of March 1, 2000, following the b2bstores IPO, Enviro-Clean's holdings accounted for approximately 24.9% of the total outstanding b2bstores common stock while Messrs. Kandel, Davis and Etra beneficially held 15.4%, 4.1% and 2.5% of the outstanding b2bstores common stock, respectively.

          On March 14, 2000, Enviro-Clean to sold 1,000,000 of its 2,000,000 shares of the b2bstores common stock in a private placement to ZERO.NET, Inc., a Delaware corporation, at $7.00 per share for an aggregate of $7,000,000, effectively reducing its stake in b2bstores to approximately 12.4% of the b2bstores outstanding shares of common stock.

          On March 14, 2001, IVAX Diagnostics, Inc. ("Diagnostics"), a Florida Corporation, merged with and into b2bstores. As merger consideration, b2bstores issued an additional 20,000,000 shares of its common stock, effectively reducing Enviro-Clean's percentage stake in b2bstores to approximately 3.5% of the outstanding b2bstores common stock. Although b2bstores was the surviving entity in the merger with Diagnostics, b2bstores changed its name to IVAX Diagnostics, Inc. and its business has become the business of Diagnostics.

          Prior to the merger, Mr. Kandel, the Chairman and Chief Executive Officer of Enviro-Clean, served as the Chairman of the Board of b2bstores, Inc. and had a three-year employment agreement with b2bstores, effective November 1999. In conjunction with the merger of Diagnostics and b2bstores, Mr. Kandel has settled his employment agreement and resigned from all positions of b2bstores. In addition, Randall Davis, the President and a director of Enviro-Clean, was elected to the b2bstores board in May, 2000 and continues to serve as a board member of b2bstores (now known as IVAX Diagnostics, Inc.) post-merger.

          On April 1, 2000, 20,790 outstanding shares of the Series B Cumulative Convertible Preferred Stock (the "Series B Stock") plus accrued and unpaid dividends, were converted to Enviro-Clean's Common Stock at a conversion price of $5.00 per share of Common Stock. This resulted in an issuance of 426,195 shares of the Common Stock. There were several directors and officers and their affiliates who participated in the conversion of the Series B Shares. SRK Associates, L.L.C., a company controlled by Steven Etra, director, Secretary and Treasurer of Enviro-Clean, converted 600 shares of Series B Stock, plus accrued and unpaid dividends, into 12,300 shares of Common Stock; Lances Property Development Pension Plan, a company 50% owned by Mr. Etra, converted 400 shares of Series B Stock, plus accrued and unpaid dividends, into 8,200 shares of Common Stock; Irving Etra Family Trust, in which Mr. Etra is a beneficiary, converted 500 shares of Series B Stock, plus accrued and unpaid dividends, into 10,250 shares of Common Stock; Gary Granoff, a director of Enviro-Clean, converted 500 shares of Series B Stock, plus accrued and unpaid dividends, into 10,250 shares of Common Stock; and Barry Gordon, a former Director of Enviro-Clean, converted 250 shares of Series B Stock, plus accrued and unpaid dividends, into 5,125 shares of Common Stock. In addition, the remaining 4,800 outstanding shares of Series B Stock were redeemed at the conversion price of $100.00 per share of Series B Stock plus accrued and unpaid dividends. Blair Etra, the wife of Mr. Etra, redeemed 1,300 shares of Series B Stock, plus accrued and unpaid dividends, at a price of $100.00 per share for a total of $133,250. Anlyn Association Inc. Retirement Trust, Inc., a company controlled by Melvin Schreiber, who was subsequently elected to Enviro-Clean's Board, converted 150 shares of Series B Stock, plus accrued and unpaid dividends, into 3,075 shares of Common Stock.

          On May 30, 2000, the Company began a new private placement of a minimum of 285,000 and maximum of 1,000,000 shares of Common Stock at $3.00 per share. The offering was designed to sell the Common Stock in exchange for cash or for the Company's outstanding 12.75% subordinated promissory notes (the "Notes") which were purchased in a previous offering by the Company in June 1999. On June 15, 2000, at the first closing, the Company sold an aggregate of 636,822 shares of Common Stock to approximately 29 accredited investors. The aggregate proceeds to the Company were $820,500 in cash and $1,090,000 worth of Notes. To avoid issuing fractional shares, the Company issued checks in the aggregate amount of $34 to various former Note holders who participated in the offering. A second closing took place on June 30, 2000, when the Company sold an aggregate of 98,665 shares of Common Stock to approximately 8 accredited investors. The aggregate proceeds to the Company were $24,000 in cash and $272,000 worth of Notes. To avoid issuing fractional shares, the Company issued checks in the aggregate amount of $5 to various former Note holders who participated in the offering. There were several directors and officers and their affiliates who participated in the offering. Lances Property Development Pension Plan, a company 50% owned by Mr. Etra, converted $30,000 worth of Notes into 10,000 shares of Common Stock; Irving Etra Family Trust, in which Mr. Etra is a beneficiary, converted $30,000 worth of Notes into 10,000 shares of Common Stock; Blair Etra, the wife of Mr. Etra, converted $9,999 worth of the Notes into 3,333 shares of Common Stock and purchased 73,500 shares of Common Stock for $220,500 in cash; Dapary Management Corporation, a company controlled by Mr. Granoff, converted $24,999 worth of Notes into 8,333 shares of Common Stock; Anlyn Association Inc. Retirement Trust, Inc., a company controlled by Melvin Schreiber, who was subsequently elected to Enviro-Clean's Board, converted $9,999 worth of Notes into 3,333 shares of Common Stock, and; the dotCom Funds L.L.C., a company in which Mark A Rice, a former director of Enviro-Clean, is the managing member of the managing member, purchased 200,000 shares of Common Stock for $600,000 in cash.

          On September 14, 2000, the Company began a new private placement of a minimum of 320,000 and maximum of 2,000,000 shares of Common Stock at $1.25 per share. On November 27, 2000, Enviro-Clean sold an aggregate of 416,600 shares of Common Stock for aggregate proceeds of $520,750. Of the shares sold, Anlyn Assoc. Inc. Retirement Trust, a company controlled by Melvin Schreiber, purchased 16,000 shares for $20,000 in cash.

                           PROPOSAL 2: SELECTION OF
                             INDEPENDENT AUDITORS

          Enviro-Clean's financial statements for the year ended December 31, 2000 have been audited by Goldstein, Golub, & Kessler L.L.P., independent certified public accountants.

          AUDIT FEES

          Fees and expenses for the last annual audit were $53,231 and the fees and expenses associated with the reviews of the Enviro-Clean quarterly reports totaled $30,285, for an aggregate of $83,561 in 2000.

          FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION

          There were no fees paid to the independent auditors for professional services relating to the services described under Rule 2-01(c)(4)(ii) of Regulation S-X.

          The Audit Committee has considered whether the provision of services covered by the independent auditors, as listed above, is compatible with maintaining the independence of the auditors.

          The Board has appointed Goldstein, Golub, & Kessler L.L.P. as independent auditors to audit the financial statements of Enviro-Clean for the year ending December 31, 2001. Unless otherwise directed, the persons named in the accompanying proxy will vote in favor of the ratification of the appointment of Goldstein, Golub, & Kessler L.L.P.

          Representatives of Goldstein, Golub, & Kessler L.L.P. are expected to be available telephonically at the Meeting to make a statement if they desire to do so and to respond to appropriate questions.

          The Board of Enviro-Clean recommends that the Enviro-Clean shareholders vote "FOR" the ratification of Goldstein, Golub, & Kessler L.L.P. as independent auditors for the year ending December 31, 2001.

                             SHAREHOLDER PROPOSALS

          A proper proposal submitted by an Enviro-Clean shareholder for consideration at Enviro-Clean's 2002 Annual Meeting of Shareholders and received at Enviro-Clean's executive offices no later than December 15, 2001, will be included in Enviro-Clean's Proxy Statement and form of proxy relating to such Annual Meeting. If the proposal is adopted, it will be included in the information statements distributed to shareholders.

                                    GENERAL

          Neither management nor the Board knows of any matter to be acted upon at the meeting other than the matters described above. If any other matter properly comes before the Meeting, however, the proxy holders will vote thereon in accordance with their best judgment.

          The cost of soliciting proxies will be borne by Enviro-Clean. Following the original mailing of the proxy soliciting material, regular employees of Enviro-Clean may solicit proxies by mail, telephone, telegraph and personal interview. Proxy cards and materials will also be distributed to beneficial owners of stock, through brokers, custodians, nominees and other like parties, and Enviro-Clean expects to reimburse such parties for their charges and expenses connected therewith.

          A copy of Enviro-Clean's Annual Report on Form 10-KSB filed with the Securities and Exchange Commission has been mailed to all shareholders along with this Proxy Statement. Additional copies will be available without charge to shareholders upon written request to Enviro-Clean of America, 1023 Morales Street, San Antonio, Texas 78207.



          /s/ Richard Kandel
          ----------------------------------------
          Richard Kandel
          Chief Executive Officer

                                                                      APPENDIX A
                                                                      ----------

                                    CHARTER
                                    OF THE
                   AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                                      OF
                         ENVIRO-CLEAN OF AMERICA, INC.

I.   Statement of Policy.

     The Audit Committee (the "Committee") of the Board of Directors (the "Board") of Enviro-Clean of America, Inc. (the "Corporation") shall provide assistance to the Board in fulfilling its responsibility to the stockholders, potential stockholders, and investment community relating to corporate accounting and reporting practices of the Corporation, and the quality and integrity of the financial reports of the Corporation. In so doing, it is the responsibility of the Committee to maintain free and open means of communication among the Board, the independent auditors, the internal auditors, and the financial management of the Corporation.

II.  Composition.

     The Committee shall be comprised of two or more directors as determined by the Board, at least a majority of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Board and the Committee. The independence of each member of the Committee shall further be evaluated in light of the rules and regulations of the National Association of Securities Dealers, Inc. (the "NASD"). Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant.

     The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a chairperson (the "Chair") is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III. Meetings.

     The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its policy to foster open communication, the Committee should meet at least annually with management, the director of the internal auditing department and the independent accountants in separate executive sessions to discuss any matters that the Committee or any of these groups believe should be discussed privately. In addition, the Committee or at least its Chair should meet with the independent accountants and management quarterly to review the Corporation's financial statements prior to their public release consistent with Section IV.A.

IV.  Responsibilities.

     In carrying out its responsibilities, the Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the Board and stockholders that the corporate accounting and reporting practices of the Corporation are in accordance with all requirements and are of the highest quality.

     In carrying out these responsibilities, the Committee will:

     A.   Financial Reporting Processes
          -----------------------------

          1. In consultation with the independent accountants and the internal auditors, review the integrity of the organization's financial reporting processes, both internal and external.

          2. Consider the independent accountants' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

          3. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices, including internal controls, as suggested by the independent accountants, management, or the internal auditing department.

     B.   Documents/Reports Review
          ------------------------

          1. Review and update this Charter periodically, at least annually, as conditions dictate. In the event that the Corporation does not qualify as a small business filer under the Securities and Exchange Committee (the "SEC") rules, or should otherwise decide not to file as a small business under the SEC rules, the Committee shall revise and amend this charter to reflect any changes in the requirements under the NASD rules and regulations.

          2. Submit the minutes of all meetings of the Committee to, or discuss the matters discussed at each Committee meeting with, the Board.

          3. Review with financial management and the independent accountants the Corporation's annual and periodic financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants, considering, as appropriate, whether the information contained in these documents is consistent with the information contained in the financial statements and whether the independent accountants and legal counsel are satisfied with the disclosure and content of such documents. With respect to financial statements included in Form 10-QSB, the Chair may represent the entire Committee for purposes of this review.

          4. Review the regular internal reports to management prepared by the internal auditing department and management's response.

     C.   Independent Accountants
          -----------------------

          1. Recommend to the Board the selection of the independent accountants, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Committee shall review and discuss with the independent accountants all significant relationships the independent accountants have with the Corporation and relevant third parties to determine the independent accountants' independence. In making this determination, the Committee shall consider not only auditing and other traditional accounting functions performed by the independent accountants, but also consulting, legal, and other professional services rendered by the independent accountants and their affiliates. The Committee will also require the independent accountants to submit on an annual basis a formal written statement delineating all relationships among the Corporation, the independent accountants and their respective affiliates.

          2. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

          3. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the organization's financial statements. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Corporation's financial, accounting, and internal auditing personnel, and the cooperation that the independent auditors received during the course of each audit.

     D.   Process Improvement
          -------------------

          1. Establish regular and separate systems of reporting to the Committee by each of management, the independent accountants and the internal auditors regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

          2. Following completion of the annual audit, review separately with each of management, the independent accountants and the internal auditing department any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

          3. Review any significant disagreement among management and the independent accountants or the internal auditing department in connection with the preparation of the financial statements.

          4. Review with the independent accountants, the internal auditing department and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented. This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.

     E.   Internal Audit Department
          -------------------------

          1. Review activities, organizational structure, and qualifications of the internal audit department.

          2. Review and concur in the appointment, replacement, reassignment, or dismissal of the director of internal auditing.

          3. Consider and review with management and the director of internal auditing:

               (a) Significant findings during the year and management's responses thereto.

               (b) Any difficulties encountered in the course of internal audits, including any restrictions on the scope of the internal auditors' work or access to required information.

               (c) Any changes required in the planned scope of the internal auditors' audit plan.

               (d)  The internal auditing department budget and staffing.

               (e) The Internal auditing department's compliance with The Institute of Internal Auditors' Standards for the Professional Practice of Internal Auditing.

                         ENVIRO-CLEAN OF AMERICA, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
             FOR AN ANNUAL MEETING OF STOCKHOLDERS ON JUNE 13, 2001

     The undersigned hereby appoints Randall K. Davis and Charles Davis, and each of them, proxies, with the powers the undersigned would possess if personally present, and with full power of substitution, to vote at the Annual Meeting and at any adjournment thereof, all shares of Common Stock of Enviro-Clean of America, Inc. held of record by the undersigned on the record date, upon all subjects that may properly come before the meeting, including the matters described in the proxy statement furnished herewith, subject to any directions indicated on this proxy ballot. If no directions are given and the signed proxy ballot is returned, the proxies will vote FOR Proposals 1 and 2, and, at their discretion, on any other matter that may properly come before the meeting or any adjournment thereof.

MARK THE BOX AT THE RIGHT IF YOU PLAN TO ATTEND THE MEETING. [ ]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE FOLLOWING ITEMS, AS MORE FULLY DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT:

1.  Election of directors.
                                    NOMINEES

             Richard Kandel     Randall K. Davis   Gary C. Granoff

                         Steven Etra  Melvin Schreiber

     [ ] FOR all nominees listed above    [ ]WITHHOLD all nominees listed above

     [ ] Place an "X" in this box to withhold authority to vote for any individual nominee and write that name from the list above on the line below.

                      ____________________________________

2. Ratification of selection of Goldstein, Golub & Kessler LLP as independent auditors for the fiscal year ending December 31, 2001.

                  FOR: [ ]     AGAINST: [ ]      ABSTAIN: [ ]

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment(s) thereof.

The undersigned acknowledges receipt of the formal notice of such meeting and the accompanying Proxy Statement.

Please sign exactly as name appears on the certificate. When shares are held by joint tenants, both should sign. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. When signing as attorney, executor, administrator, trustee, guardian, officer or partner, please give full title as such.

                                        PLEASE MARK, SIGN, DATE AND RETURN THE
                                        PROXY BALLOT PROMPTLY USING THE ENCLOSED
                                        ENVELOPE.

                                        ----------------------------------------

                                        ----------------------------------------

                                        SIGNATURE(S)
                                        DATE:
                                             -----------------------------------